Main Events	12 Months Ended
Jun. 30, 2025
Main Events [Abstract]
Main events
2.	Main events

2.1. Sales of Farms

Sales of farms in the year ended on June 30, 2025

Rio do Meio II Farm

On September 30, 2024, the subsidiary Agrifirma Bahia Agropecuária Ltda. transferred 190 hectares to the buyers in connection with the sale of Rio do Meio II Farm, a rural property located in the municipality of Correntina, Bahia. The amount to be paid was set at 54,053 bags of soybeans, equivalent to R$7,128 on the transaction date, and was paid during the year. On May 23, 2025, 660 hectares of the same property were transferred, valued at 75,454 bags of soybeans, equivalent to R$10,064 on the transaction date, and will be paid in annual installments, with due dates from July 31, 2027 to 2028.

The Sale and Purchase Agreement was signed on November 8, 2022, and established a four-phase ownership transfer schedule. The transaction completed on May 23, 2025, corresponds to the fourth and final phase of this schedule.

Alto Taquari IV

On September 26, 2024, the subsidiary Imobiliária Mogno transferred to its buyers the remaining balance of 1,157 hectares from the sale of the Alto Taquari Farm, a rural property located in the municipalities of Alto Taquari and Araputanga, Mato Grosso. The amount to be paid was set at 1,272,274 bags of soybeans, equivalent to R$189,401 on the transaction date, and will be paid in six fixed annual installments, due May 31, 2025, to 2029.

The Sale and Purchase agreement was signed on September 1, 2021, and established the transfer of ownership in two stages, the first of which was to be delivered on October 10, 2021.

Preferência Farm

On June 30, 2025, the Cajueiro Real Estate Subsidiary entered into a sales agreement for 17,799 hectares (12,413 usable hectares) of Preferência Farm, a property located in the municipality of Baianópolis, Bahia. The amount to be paid was set at 452,342 arrobas of beef, equivalent to R$140,000 on the transaction date. On June 30, 2025, the buyer made a down payment of R$2,000, and in July 2025, the buyer made the first installment payment of R$40,000, equivalent to 135,703 arrobas of beef. The remaining balance of 316,640 arrobas of beef will be paid in six annual installments of 52,773 arrobas, due October 31, 2026, to 2031.

Sales of farms in the year ended on June 30, 2024

Chaparral Farm

On March 14, 2024, the subsidiary Imobiliária Cajueiro Ltda. entered into a sales agreement for 12,297 hectares (8,757 useful hectares) of Chaparral Farm, a property located in the municipality of Correntina, Bahia. The amount to be paid was set at 3,031,783 bags of soybeans, equivalent to R$415,071 on the transaction date. On March 20, 2024, the buyer made the first installment payment of R$53,533. The remaining balance (Note 8.1) will be received in two annual installments, in May and August, through 2030, totaling 421,964 bags of soybeans per year. On June 20, 2024, the transfer of ownership was completed.

Sales of farms in the year ended on June 30, 2023

Jatobá VII Farm

On June 29, 2023, the subsidiary Imobiliária Jaborandi entered into an agreement for the sale of 4,408 hectares (3,202 arable hectares) of the Jatobá VII Farm, rural property located in the municipality of Jaborandi (Bahia), for 952,815 soybean bags, equivalent to R$121,558 on the transaction date. The transfer of possession of the area sold was on the agreement date.

Araucária VI and VII Farm

The Company signed two sale agreements for the remaining area of 5,517 hectares (4,011 arable hectares) of the Araucária Farm, an agricultural property located in the city of Mineiros, Goiás. Details about the sales follow:

●	On March 28, 2023, 5,185 hectares (3,796 arable hectares) were sold for 3 million soybean bags, equivalent to R$409,328 on the transaction date. Possession of the area sold was transferred on June 15, 2023.

●	On March 29, 2023, 332 hectares (215 arable hectares) were sold for 63,875 soybean bags, equivalent to R$8,508 on the transaction date. Possession of the area sold was transferred on May 31, 2023.

Rio do Meio II Farm

On November 8, 2022, the subsidiary Agrifirma Bahia entered into an agreement for the sale of 1,964 hectares (1,422 arable hectares) of the Rio do Meio Farm, rural property located in the municipality of Correntina, Bahia, for 414,097 soybean bags, equivalent to R$62,428 on the transaction date. The agreement envisages a timetable for the transfer of possession, with the proceeds being recognized in four phases. The first and second phases were concluded on November 14, 2022 and June 7, 2023, respectively, with the other phases planned for July of each year until 2025.

Marangatu I Farm

On October 6, 2022, the subsidiary Agropecuária Moroti S.A. entered into a sale agreement for 863.3 hectares (498 useful hectares) of the Marangatu Farm (“Marangatu I”), a property located in Mariscal Estigarribia, Boquerón, Paraguay, for US$1,497 thousand (US$3,000 per arable hectare), equivalent to R$7,786 on the sale date. Possession of the area sold was transferred on October 21, 2022.

2.2.	Lease

Leases in the year ended on June 30, 2024

Alto da Serra Farm

On March 12, 2024, the agricultural partnership contract was signed with the Alto da Serra farm, located in the municipality of Brotas in the state of São Paulo. The Company will operate an agricultural area of up to 8,160 hectares to produce sugar cane, the contract is valid for 12 years and control was obtained in June 2024.

Leases in the year ended on June 30, 2023

São Domingos Farm

On July 21, 2022, the Company signed an agricultural partnership agreement with the São Domingos Farm, located in Comodoro, Mato Grosso. The Company will explore an arable area of approximately 6,070 hectares under a 12-year agreement and possession will be granted in two phases of 3,035 hectares each, with the first one concluded in December 2022 and the second to be concluded in December 2023.

2.3. Business combination

Acquisition of Novo Horizonte Agricultural Company

On August 6, 2024, the subsidiary Agrifirma Agro Ltda. acquired all the quota capital of Nova Horizonte Agrícola Ltda. (Novo Horizonte Agricultural Company or Novo Horizonte), assuming full control of the company. Novo Horizonte is located in the municipality of Novo São Joaquim, in the State of Mato Grosso, and operates in grain production. The transaction includes the lease of 4,767 hectares of land, with a 16-year term, at an average cost of 13 bags of soybeans per hectare.

The total purchase price of Novo Horizonte Agricultural Company was R$6,157, as detailed in the closing agreement. The amount of R$4,852 was paid in cash, with a payable balance of R$1,305 as of June 30, 2025. The remaining amount will be settled to the extent the tax credits acquired in the transaction are refunded. The agreement provided for a price adjustment to reflect the change in equity between June 30, 2024, and August 6, 2024, in accordance with the criteria previously established between the parties.

The procedures for determining the price adjustment were completed and since the net amount of assets received and liabilities assumed exceeded the acquisition cost of the shares, the difference is treated as a gain on bargain purchase, which was recorded under “Gain from advantageous purchase” (Note 25) and subject to Income Tax and Social Contribution purposes. This gain (negative goodwill) consists of the difference between the consideration and the net assets acquired, as shown in the table below:

08/06/2024
Total consideration	6,157
Net assets acquired at fair value	(6,505)
Gain from bargain purchase	(348)

A purchase price allocation appraisal report for tangible and intangible assets was prepared by an independent firm, pursuant to IFRS 3 - Business Combination. The Company conducted a detailed review of the measurement and identification procedures for assets and liabilities, as required by IFRS 3, determining the basis for the fair values.

The transaction resulted in a gain from bargain purchase, growing the Company’s presence in the sector, increasing its market share, and optimizing its agricultural operations. The transaction involved assets, such as agricultural machinery, irrigation systems, and a lease agreement that supports operations. This strategic decision reinforces the Company’s commitment to sustainable growth and long-term value creation, under favorable acquisition conditions.

The table below summarizes the consideration paid and the fair value of identifiable assets and liabilities at the acquisition date:

Assets	94.165
Cash and cash equivalents	12
Inventories	433
Recoverable taxes and other credits	2,324
Deferred tax[2]	28,265
Property, plant and equipment[1]	21,314
Right-of-use assets	41,817

Liability	87,660
Loans	31,101
Accounts payable and other obligations	9,994
Leases	44,565
Advance for future capital increase	2,000

Net identifiable assets acquired	6,505

Gain from bargain purchase	(348)

Total, net	6,157

(1)	PP&E acquired at cost amount to R$19,750. The tangible assets assessment report identified an adjustment of R$1,564, increasing the fair value of the fixed assets on the acquisition date to R$21,314.

(2)	The balance presented is net of deferred tax on the identified fair value adjustment, corresponding to the amount of R$532. The Company estimates that it will use the balance within ten years, through its agricultural activities.

Revenue recorded in the consolidated statement of operations from August 6, 2024, includes the net revenue from Novo Horizonte Agricultural Company of R$13,225 and a contribution to a loss of R$8,252 in the same period.

If Novo Horizonte had been consolidated starting July 1, 2024, the consolidated statement of operations would have presented additional pro forma net revenue of R$23,408 and an additional pro forma loss of R$26,898. This net revenue and results of operations were obtained by adding Novo Horizonte’s results to the consolidated results and does not represent the actual results of the company had it been acquired at the beginning of the year (unaudited).

2.4. Other performance aspects

Part of the Company’s revenue is generated by the sale of commodities to domestic customers, in a global commodities market requiring investments in logistics and supply chains, including ports, distribution centers and suppliers.

The strong demand for exports of agricultural products benefited from the appreciation in the U.S. dollar. As for the logistics chains, higher freight prices resulting from rising fuel cost caused no significant disruptions to export operations and logistics and in inbound shipments of inputs, most of which had already been acquired and delivered.

The Company has not identified any material changes for sales commitments to customers; strong commercial relationships have aided negotiations the selected sales partners. No detrimental factors have arisen from these commitments.

Changes in inbound and outbound shipments are not expected to significantly affect the Company’s financial position. No significant risks were identified with regard to its capacity to continue operating as a going concern.

2.5. Climate change risks

The Company recognizes that the risks arising from climate change represent significant factors for the continuity and performance of its agribusiness operations. These risks can directly impact agricultural productivity, the supply chain, operating costs, and asset valuation.

Extreme weather events, such as long-lasting droughts, floods, frosts, and heat waves, have the potential to jeopardize harvests, affect product quality, and generate significant losses. Such events may require adjustments to accounting estimates, such as provisions for inventory losses and reductions in the fair value of biological assets.

The Company continually monitors climate impacts on its accounting estimates, including the useful lives of assets, provisions for environmental contingencies, and deferred tax assets.

In the State of Bahia, a drought between February and March significantly affected the development of cotton, bean, and soybean crops, compromising agricultural productivity in the region.

In Mato Grosso, excessive rainfall during the harvest period negatively impacted soybean quality, damaging grains. Late rains disrupted the planting schedule in certain areas, affecting sowing activities.

The 2024 fires and early 2025 drought have affected the sugarcane yields. Despite the rains at the end of 2024, key productivity indicators, such as TCH (Tons of Sugarcane per Hectare) and ATR (Total Recoverable Sugars), remained below initial projections.

2.6. U.S. tariffs - Impact analysis

The recent tariff measures imposed by the United States on agricultural products have generated uncertainty in the international markets. The implementation and subsequent partial repeal of tariffs at short intervals has created an unstable environment, making it difficult to clearly define parameters for projections causing volatility in the commodity and foreign exchange markets.

The following impacts have been noted:

●	Uncertainty and Increased Volatility - It is still premature to conclude the definitive impacts from the tariffs.

●	Commodity Prices - Tariffs tend to exert downward pressure on the prices of agricultural commodities in the international market. This may improve export premiums for soybeans, corn, and cotton, benefiting producers and exporters.

●	Exchange Rate Volatility - The increased instability in global markets has caused volatility in exchange rates directly impacting both production costs - due to the import of inputs - and revenues linked to exports. This requires the Company to carefully manage financial and hedging operations to mitigate risks and protect margins.

●	Product Prices and Prices - The Company projects a decline in beef prices as a direct result of the U.S. tariffs. Although the pressure on prices is evident, it is still premature to measure significant financial impacts, given current instabilities.

The Company continues to monitor U.S. trade policies and their impact on global markets. The focus remains on strategic risk management and identifying opportunities to expand product competitiveness, ensuring the sustainability of operations and stable results even in adverse circumstances. There were no changes impacting the financial statements for the year ended June 30, 2025.

2.7. Reform of taxes on consumption

Constitutional Amendment No. 132, enacted on December 20, 2023, instituted the Consumption Tax Reform, creating a dual VAT model: the CBS, under federal jurisdiction, which will replace PIS and COFINS, and the IBS, under nonfederal, which will replace ICMS and ISS. A Selective Tax (IS) was also created, under federal jurisdiction, applicable to products and services that are harmful to health and the environment.

On December 17, 2024, Congress approved PLP 68/2024, sanctioned with vetoes on January 16, 2025, resulting in Complementary Law No. 214/2025. This Law partially advanced the Reform’s course, including the establishment of the IBS Steering Committee by December 31, 2025. Other pending regulations are still being processed in Bill 108/2024, which has not yet been voted on by the Senate.

The transition between the old and new systems will occur between 2026 and 2032, accordingly the effects are not yet known; there is no impact on the financial information for the year ending June 30, 2025.